Exhibit 10.9

Execution Version

AMENDMENT NO. 1

TO AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1, dated as of August 12, 2004 (this “Amendment”), to the Amended and Restated Loan and Security Agreement, dated as of September 12, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Loan Agreement”; and as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), by and between TAXI MEDALLION LOAN TRUST I (the “Borrower”) and MERRILL LYNCH COMMERCIAL FINANCE CORP. (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

The Borrower and the Lender are parties to the Existing Loan Agreement.

The Borrower and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Loan Agreement.

Accordingly, the Borrower and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Loan Agreement is hereby amended as follows:

SECTION 1. Amendments.

(a) Section 1 of the Existing Loan Agreement is hereby amended by deleting clause (a)(vi) from the definition of “Collateral Value” and inserting in lieu thereof the following new clause (a)(vi):

“(vi) (A) the aggregate Collateral Value of all Eligible Medallion Loans which consist of Category II Medallion Loans (other than Category II Medallion Loans which have either (x) a maturity date that is not more than one (1) calendar year after any date of determination or (y) have a floating rate of interest that will be reset within one (1) calendar year after such date of determination (any such Category II Medallion Loan, a “Category II-A Medallion Loan”)) shall not exceed $40,000,000 and (B) the aggregate Collateral Value of all Eligible Medallion Loans which consist of Category II-A Medallion Loans shall not exceed $40,000,000;”.

(b) The form of Borrowing Base Certificate attached as Exhibit B to the Existing Loan Agreement is hereby deleted in its entirety and the form of Borrowing Base Certificate attached as Exhibit B hereto is inserted in lieu thereof.

SECTION 2. Conditions Precedent. This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been satisfied:

(a) The Lender shall have received counterparts of this Amendment executed by a duly authorized officer of the Borrower; and

(b) (i) The Borrower shall be in compliance with all of the terms and provisions set forth in the Existing Loan Agreement and the other Loan Documents on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrower pursuant to Section 3 of this Amendment shall be true and complete in all material respects on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms each of the representations and warranties contained in Article VI of the Loan Agreement.

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date, all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of an executed original counterpart of this Amendment.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer hereunto duly authorized, as of the date first above written.

BORROWER

TAXI MEDALLION LOAN TRUST I

By:	/s/ Andrew M. Murstein
	Name:	Andrew M. Murstein
	Title:	President

LENDER

MERRILL LYNCH COMMERCIAL FINANCE CORP.

By:	/s/ Joshua A. Green
	Name:	Joshua A. Green
	Title:	Director

AMENDMENT No. 1